QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.a.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-92229) pertaining to the 1993 Stock Option Plan and the 1996 Employee Stock Purchase Plan of Biovail Corporation, of our reports dated March 21, 2006, with respect to the consolidated financial statements of Biovail Corporation prepared in accordance with Canadian and United States generally accepted accounting principles that are included in the Annual Report (Form 20-F) for the year ended December 31, 2005 and our report included in the following paragraph with respect to the financial statement schedule of Biovail Corporation included in this Form 20-F.

        Our audits also included the financial statement schedule of Biovail Corporation included on Page S-1 of the Form 20-F. This schedule is the responsibility of Biovail Corporation's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

Toronto, Canada	/s/ ERNST & YOUNG LLP
March 27, 2006	Chartered Accountants

QuickLinks

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM